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                                  Exhibit 99.1
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     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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         I, Leonard R. Stein-Sapir, Chairman of the Board and Chief Executive
Officer of Morgan's Foods, Inc. (the "Company"), hereby certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Quarterly Report on Form 10-Q of the Company for the period ended May 25, 2003, (the "Report"), which this certification accompanies, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                              /s/ Leonard R. Stein-Sapir
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                              Leonard R. Stein-Sapir, Chairman of the Board and
                              Chief Executive Officer
July 9, 2003